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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to incorporation by reference in the Registration Statement on Form S-8 of our report dated May 19, 2000, relating to the financial statements and financial statement schedule which appears in Salon.com's Annual Report on Form 10-K/A for the year ended March 31, 2000.

/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
San Jose, California
July 31, 2000